Supplement dated September 21, 2011 to the following
Prospectuses dated April 29, 2011:

MultiOption(r) Variable Annuity
MultiOption(r) Variable Annuity (Megannuity)
MultiOption(r) Variable Annuity (UMOA)
Variable Adjustable Life (VAL)
Variable Adjustable Life Second Death (VAL-SD)
Variable Adjustable Life Horizon (VAL Horizon)
Variable Adjustable Life Summit (VAL Summit)
Variable Adjustable Life Survivor (VAL Survivor)

Supplement dated September 21, 2011 to the following:

MultiOption(r) Achiever Variable Annuity
MultiOption(r) Classic Variable Annuity
MultiOption(r) Select Variable Annuity

As you were previously notified, the Board of Trustees of Credit Suisse Trust has decided to liquidate the Credit Suisse Trust International Equity Flex III Portfolio on or after October 12, 2011, or as soon as reasonably practicable. The liquidation date could be delayed by Credit Suisse if unforeseen circumstances arise. You were also notified that after July 30, 2011, purchase payments or premiums may no longer be allocated and contract values can no longer be transferred into the Credit Suisse Trust International Equity Flex III Portfolio in your annuity contract or life insurance policy. Allocation or transfer requests into the sub-account received after that date will not be accepted.

Annuity contract owners and life insurance policy owners may continue to transfer contract value between all other available sub-accounts as permitted by their contracts. The sub-account investment options available to you depend on your contract and are described in the prospectus, a copy of which you receive each year from Minnesota Life. If you are unable to find your copy of the prospectus and wish to obtain another copy, please call 1-800-362-3141 (annuities), 1-800-421-3334 (University of Minnesota) or 1-800-277-9244
(life insurance), to request one. Alternatively, you may also locate a copy of the applicable prospectus in an electronic format on our website which is located at www.minnesotalife.com.

If you have not transferred all amounts allocated to the Credit Suisse Trust International Equity Flex III Portfolio as of the date of liquidation of the Fund, any contract value remaining in the Credit Suisse Trust International Equity Flex III Portfolio will be automatically transferred to the Advantus Series Fund Money Market sub-account in your contract. Please note, this transfer of contract value will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without a charge. After the liquidation has taken place, you may choose to transfer this amount to any other available investment option(s) in your contract.

If you wish to transfer the value in your contract or policy from the Credit Suisse Trust International Equity
Flex III Portfolio sub-account to another sub-account prior to the liquidation date you may do so by one of the methods described below:

If you own a Variable Annuity contract:

A transfer request form is included for your convenience,
should you wish to instruct us to transfer amounts to
another investment option.  You may also make transfers
by:

Accessing your account via our eService Center at:
www.minnesotalife.com;
Calling Annuity Services at 1-800-362-3141; or
Contacting your Minnesota Life servicing advisor.

University of Minnesota:

A transfer request form is included for your convenience,
should you wish to instruct us to transfer amounts to
another investment option.  You may also make transfers
by:

Accessing your account via our web site at:
www.umnplans.securian.com; or
Contacting a Plan Specialist at 1-800-421-3334.

If you own a Variable Life policy:

You may make transfers by:

Accessing your account via www.minnesotalife.com;
Calling the Variable Life Transaction phone line at 1-800-277-9244; or
Contacting your Minnesota Life servicing advisor.

Investors should retain this supplement for future reference.
F75646 9-2011